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EXHIBIT 10.15
-------------


                          STOCK RESTRICTION AGREEMENT
                          ---------------------------

     This Stock Restriction Agreement (this "Agreement") is entered into as of
                                             ---------
December 19, 1997 (the "Effective Date"), between Moai Technologies, Inc., a
                        --------------
California corporation (the "Company"), and Frank Kang (the "Shareholder").
                             -------                         -----------

                                   RECITALS
                                   --------

     A.   Moai Technologies, Inc., a Colorado corporation ("Moai Colorado"),
                                                            -------------
sold 450,000 shares of its Common Stock to the Shareholder pursuant to a Common Stock Purchase Agreement dated June 15, 1997 (the "First Agreement"). Such
                                                   ---------------
450,000 shares of Common Stock were exchanged for 4,500,000 shares of the Company's Common Stock as part of Moai Colorado's reincorporation into California on June 30, 1997.

     B. The Company sold 250,000 shares of its Common Stock to the Shareholder pursuant to a Founder Common Stock Purchase Agreement dated June 25, 1997 (the "Second Agreement"). On December 5, 1997, each outstanding share of the
 ----------------
Company's Common Stock was split up into 0.25 shares of Common Stock. The 1,187,500 shares of the Company's Common Stock (post-split) purchased by the Shareholder pursuant to the First Agreement and the Second Agreement are referred to collectively in this Agreement as the "Shares."
                                                   ------

     C. In connection with the Company's sale of Series A Preferred Stock and in consideration of the purchasers' purchase of such Series A Preferred Stock, the Company and the Shareholder wish to provide for certain additional restrictions with respect to certain of the Shares in accordance with the terms of this Agreement.

                                   AGREEMENT
                                   ---------

     1.   Limitations on Transfer. The Shareholder shall not assign, encumber or
          -----------------------
dispose of any interest in the Vesting Shares (as defined below) while the Vesting Shares are subject to the Company's Repurchase Option (as defined below). After any Vesting Shares have been released from the Repurchase Option, the Shareholder shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.

          (a)  Repurchase Option.
               -----------------

               (i) In the event of the voluntary or involuntary termination of the Shareholder's employment or consulting relationship with the Company for any reason (including death or disability), with or without cause, the Company shall upon the date of such termination (the "Termination Date") have an irrevocable,
                                        ----------------
exclusive option (the "Repurchase Option") for a period of sixty (60) days from
                       -----------------
such date to repurchase all or any portion of the Shares held by the Shareholder as of the Termination Date which have not yet been released from the Company's Repurchase Option at the original purchase price of such Shares (adjusted for share exchanges, stock splits, stock dividends and the like); provided, however,
                                                              --------  -------
that the Repurchase Option shall continue for a period of up to one year from the Termination Date to the extent that the Company reasonably determines that such an extension of time is necessary to prevent the repurchase of such Shares from causing other capital stock of the Company to lose its status as "qualified small business stock" under Section 1202 of the Internal Revenue Code of 1986, as amended.

               (ii) The Repurchase Option shall be exercised by the Company by written notice to the Shareholder or the Shareholder's executor and, at the Company's option, (A) by delivery to the Shareholder or the Shareholder's executor with such notice of a check in the amount of the purchase price for the Shares being purchased, or (B) in the event the Shareholder is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. Upon delivery of such notice and payment of the purchase price in accordance with the foregoing, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by the Shareholder.

               (iii)   795,625 of the Shares (the "Vesting Shares") shall
                                                   --------------
initially be subject to the Repurchase Option. 1/36th of the Vesting Shares shall be released from the Repurchase Option on each monthly anniversary of the Effective Date, until all Vesting Shares are released from the Repurchase Option (provided in each case that the Shareholder's employment or consulting relationship with the Company has not been terminated prior to the date of such release). Fractional shares shall be rounded to the nearest whole share.

          (b) Right of First Refusal.  All of the Shares shall be subject to the
              ----------------------
Right of First Refusal set forth in Section 3 of the Second Agreement.

          (c) Involuntary Transfer.
              --------------------

              (i) Company's Right to Purchase upon Involuntary Transfer.  In the
                  -----------------------------------------------------
event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including divorce or death, but excluding in the case of death a transfer to the Shareholder's spouse, lineal descendant or antecedent, father, mother, brother or sister, or a trust for the benefit of any of the foregoing) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred. The purchase price of the Shares which have not been released from the Repurchase Option shall be the original purchase price of such Shares (adjusted for share exchanges, stock splits, stock dividends and the like); the purchase price of the Shares which have been released from the Repurchase Option shall be the greater of the original purchase price of such Shares (adjusted for share exchanges, stock splits, stock dividends and the like) and the fair market value of such Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such

Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the Shares.

               (ii)    Price for Involuntary Transfer. With respect to any
                       ------------------------------
Shares which have been released from the Repurchase Option to be transferred pursuant to Section 1(c)(i), the fair market value per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify the Shareholder or his or her executor of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the Shareholder does not agree with the valuation as determined by the Board of Directors of the Company, the Shareholder shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Shareholder and whose fees shall be borne equally by the Company and the Shareholder.

          (d)  Assignment.  The right of the Company to purchase any part of the
               ----------
Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations.

          (e)  Restrictions Binding on Transferees. All transferees of Shares or
               -----------------------------------
any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Option. Any sale or transfer of the Company's Shares shall be void unless the provisions of this Agreement are met.

          (f)  Termination of Rights.  Notwithstanding anything in the Second
               ---------------------
Agreement to the contrary, the Right of First Refusal and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 1(c) shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act (the "IPO"). The Repurchase Option shall not be affected by the
                     ---
IPO.

          (g)  Market Standoff Agreement.  In connection with the initial public
               -------------------------
offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, the Shareholder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

     2.   Escrow.  For purposes of facilitating the enforcement of the
          ------
provisions of Section 1(a), the Shareholder shall promptly deliver the certificate(s) for the Shares, together with an Assignment Separate from Certificate in the form attached to this Agreement as

Attachment A executed by the Shareholder and by the Shareholder's spouse (if
------------
required for transfer), in blank, to the Secretary of the Company, or the Secretary's designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are required in accordance with the terms of this Agreement. The Shareholder hereby acknowledges that the Secretary of the Company, or the Secretary's designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. The Shareholder agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. The Shareholder agrees that if the Secretary of the Company, or the Secretary's designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

     3.   Legends.  The certificate or certificates representing the Shares
          -------
shall be endorsed with the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

          "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

          Upon termination of the Right of First Refusal and the expiration or exercise of the Repurchase Option, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without such legend and delivered to the Shareholder.

     4.   No Employment Rights.  Nothing in this Agreement shall affect in any
          --------------------
manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate the Shareholder's employment, for any reason, with or without cause.

     5.   Miscellaneous.
          -------------

          (a) Governing Law.  This Agreement and all acts and transactions
              -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (b) Entire Agreement; Amendment; Enforcement of Rights.  This
              --------------------------------------------------
Agreement, the First Agreement, the Second Agreement, the Shareholder's employment letter dated as of the Effective Date and the Right of First Refusal and Co-Sale Agreement dated as of the Effective Date and entered into in connection with the Company's sale of Series A Preferred Stock constitute the entire agreement among the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between or among any of the parties hereto are expressly canceled. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c) Severability.  If one or more provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d) Notices.  Any notice required or permitted by this Agreement shall
              -------
be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight
(48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (e) Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (f) Successors and Assigns.  The rights and benefits of this Agreement
              ----------------------
shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Shareholder under this Agreement may be assigned only with the prior written consent of the Company.

                           [Signature Page Follows]

EXHIBIT 10.15
-------------

     The parties hereto have executed this Stock Restriction Agreement as of the Effective Date.

                                    MOAI TECHNOLOGIES, INC.

                                    By: /s/ Anne Perlman
                                        ----------------------------------
                                        Anne Perlman, President and CEO


                                    ADDRESS:

                                    650 Townsend Street, Suite 2117
                                    San Francisco, CA  94103


     THE SHAREHOLDER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 1 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY. THE SHAREHOLDER FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON THE SHAREHOLDER ANY RIGHT WITH RESPECT TO CONTINUATION OF SUCH EMPLOYMENT OR CONSULTING RELATIONSHIP WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH THE SHAREHOLDER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE SHAREHOLDER'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

                                    THE SHAREHOLDER:

                                    Frank Kang

                                    /s/ Frank Kang
                                    --------------------------------------

                                    ADDRESS:

                                    [ADDRESS]
                                    --------------------------------------

                                    --------------------------------------

                                 ATTACHMENT A
                                 ------------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------

     FOR VALUE RECEIVED and pursuant to that certain Stock Restriction Agreement between the undersigned (the "Shareholder") and Moai Technologies, Inc. (the
                              -----------
"Company") dated December ___, 1997 (the "Agreement"), the Shareholder hereby
--------                                  ---------
sells, assigns and transfers unto the Company ________ shares of the Company's Common Stock standing in the Shareholder's name on the books of said corporation represented by Certificate No. __________ herewith and does hereby irrevocably constitute and appoint Venture Law Group to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE ATTACHMENTS THERETO.

Dated:  December ___, 1997


                                    Signature:


                                    /s/ Frank Kang
                                    --------------------------------
                                    Frank Kang


                                    --------------------------------
                                    [Spouse Name]


Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option set forth in the Agreement without requiring additional signatures on the part of the Shareholder.

                                 ATTACHMENT B
                                 ------------

                               CONSENT OF SPOUSE
                               -----------------

          I, _____________, spouse of Frank Kang, have read and hereby approve the foregoing Stock Restriction Agreement (the "Agreement"). In consideration
                                                ---------
of the Company's enhanced potential to raise additional capital for the benefit of all shareholders, including my spouse, provided by the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other interest I may have in the Shares shall be subject to the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment to or exercise of any rights I may have under the Agreement.



                                    --------------------------------
                                    [Spouse Name]